UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2010
NNN 2003 Value Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition and Disposition of Assets.
As previously disclosed in our Current Report on Form 8-K filed on February 26, 2010, we were in default on a loan agreement that we, through NNN VF Tiffany Square, LLC, our wholly owned subsidiary, entered into on February 15, 2007, with RAIT Partnership, L.P. (predecessor-in-interest to RAIT CRE CDO I, LTD), or the Lender, in the original principal amount of $13,725,000, in connection with our purchase of Tiffany Square, located in Colorado Springs, Colorado, or the Tiffany Square property. As further reported in our Current Report on Form 8-K filed on April 14, 2010, we entered into a purchase and sale agreement with Tiffany Square, LLC, or the Buyer, an entity affiliated with the Lender, on April 8, 2010 in connection with our sale of the Tiffany Square property, for a sales price equal to the outstanding principal balance of the loan, plus accrued interest and any other amounts due under the loan documents as of the closing date.
On May 7, 2010, we sold the Tiffany Square property to the Buyer for a sales price of $12,395,000, which was equal to the outstanding principal balance of the loan. We did not receive any cash proceeds from the sale of the property. We did not pay our manager, Grubb & Ellis Realty Investors, LLC, a disposition fee in connection with the sale of the property.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
I.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2009

II.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009

III.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2009

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Tiffany Square property been disposed of by us as of the dates set forth below. The unaudited pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our consolidated historical financial statements included in our 2009 Annual Report on Form 10-K. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet is presented as if the disposition of the Tiffany Square property had occurred on December 31, 2009.
The accompanying unaudited pro forma condensed consolidated statement of operations is presented as if the disposition of the Tiffany Square property had occurred on January 1, 2009.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the disposition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of December 31, 2009
(Unaudited)

	Company	Sale of Tiffany Square	Company
	Historical(A)	Property(B)	Pro Forma
ASSETS
Real estate investments:
Operating properties, net	$38,958,000	$(5,985,000)	$32,973,000
Property held for non-sale disposition, net	2,582,000	—	2,582,000
Investments in unconsolidated real estate	1,101,000	—	1,101,000

	42,641,000	(5,985,000)	36,656,000

Cash and cash equivalents	2,724,000	—	2,724,000
Accounts receivable, net	354,000	—	354,000
Accounts and loans receivable due from related parties, net	475,000	—	475,000
Restricted cash	1,351,000	(593,000)	758,000
Identified intangible asests, net	3,803,000	(951,000)	2,852,000
Other assets related to property held for non-sale disposition	509,000	—	509,000
Other assets, net	2,087,000	(1,119,000)	968,000

Total assets	$53,944,000	$(8,648,000)	$45,296,000

LIABILITIES AND (DEFICIT) EQUITY
Mortgage loans payable	$55,574,000	$(12,395,000)	$43,179,000
Mortgage loans payable secured by property held for non-sale disposition	4,590,000	—	4,590,000
Accounts payable and accrued liabilities	1,842,000	(432,000)	1,410,000
Accounts and loans payable due to related parties	118,000	—	118,000
Acquired lease liabilities, net	73,000	—	73,000
Other liabilites related to property held for non-sale disposition	127,000	—	127,000
Security deposits, prepaid rent and other liabilities	695,000	(15,000)	680,000

Total liabilities	63,019,000	(12,842,000)	50,177,000

(Deficit) Equity:
NNN 2003 Value Fund, LLC unit holders’ deficit	(9,173,000)	4,194,000	(4,979,000)
Noncontrolling interest equity	98,000	—	98,000

Total (deficit) equity	(9,075,000)	4,194,000	(4,881,000)

Total liabilities and (deficit) equity	$53,944,000	$(8,648,000)	$45,296,000

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009
(Unaudited)

	Company	Sale of Tiffany Square	Company
	Historical(A)	Property(C)	Pro Forma
Revenues:
Rental revenue	$8,554,000	$(1,582,000)	$6,972,000
Rental revenue of operations held for non-sale disposition	830,000	—	830,000

Total revenues	9,384,000	(1,582,000)	7,802,000
Expenses:
Rental expense	4,164,000	(752,000)	3,412,000
General and administrative	678,000	(26,000)	652,000
Depreciation and amortization	1,246,000	(107,000)	1,139,000
Operating expenses of operations held for non-sale disposition	1,005,000	—	1,005,000
Real estate related impairments	1,000,000	(300,000)	700,000
Real estate related impairments of operations held for non-sale disposition	3,000,000	—	3,000,000

Total expenses	11,093,000	(1,185,000)	9,908,000

Loss before other income (expense) and discontinued operations	(1,709,000)	(397,000)	(2,106,000)
Other income (expense):
Interest expense	(4,198,000)	1,019,000	(3,179,000)
Interest expense of operations held for non-sale disposition	(861,000)	—	(861,000)
Interest and dividend income	50,000	(1,000)	49,000
Investment related impairments	(126,000)	—	(126,000)
Equity in losses of unconsolidated real estate	(3,154,000)	—	(3,154,000)
Other expense	(49,000)	—	(49,000)

Loss from continuing operations	(10,047,000)	621,000	(9,426,000)
Income from discontinued operations	957,000	—	957,000

Consolidated net loss	(9,090,000)	621,000	(8,469,000)
Net loss attributable to noncontrolling interests	(196,000)	—	(196,000)

Net loss attributable to NNN 2003 Value Fund, LLC	$(8,894,000)	$621,000	$(8,273,000)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS
As of and For the Year Ended December 31, 2009
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	As reported in our December 31, 2009 Annual Report on Form 10-K.

(B)	Adjustments have been made to reflect the sale of the Tiffany Square property to an entity affiliated with the Lender, for a sales price equal to the outstanding principal balance of the loan, plus accrued interest and any other amounts due under the loan documents, as if the sale had occurred on December 31, 2009. As such, adjustments have been made to remove the carrying value of the property of $5,985,000 and the related mortgage loan of $12,395,000 as of December 31, 2009, as well as other assets and liabilities related to the Tiffany Square property.

(C)	Adjustments have been made to reflect the sale of the Tiffany Square property to an entity affiliated with the Lender, for a sales price equal to the outstanding principal balance of the loan, plus accrued interest and any other amounts due under the loan documents, as if the sale had occurred on January 1, 2009. As such, adjustments have been made to remove all revenues generated and expenses incurred by the Tiffany Square property during the year ended December 31, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
May 13, 2010	By:	/s/ Kent W. Peters
		Name:	Kent W. Peters
		Title:	Chief Executive Officer